Household Consumer Loan Deposit Trust
Collateral Report
Number of Due Periods Since Inception                         33
Due Period                                             01-Jun-98
Distribution Date                                      14-Jul-98
Payment Date                                           15-Jul-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                     19.45%
Annualized Gross Losses                                  -10.07%
Annualized Portfolio Yield                                 9.38%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                            209482504.01
     30 -   59 days (%)                                    5.46%
     60 -   89 days ($)                              73857330.05
     60 -   89 days (%)                                    1.93%
     90 - 119 days ($)                                 50332442.5
     90 - 119 days (%)                                      1.31%
   120 - 149 days ($)                                  42754491.6
   120 - 149 days (%                                        1.11%
   150 - 179 days ($)                                 38355502.43
   150 - 179 days (%)                                       1.00%
   180 - 209 days ($)                                 36959088.64
   180 - 209 days (%)                                       0.96%
   210 - 239 days ($)                                 36406503.35
   210 - 239 days (%)                                       0.95%
   240 - 269 days ($)                                 35040116.89
   240 - 269 days (%                                        0.91%
   270 - 299 days ($)                                  6311493.95
   270 - 299 days (%)                                       0.95%
   300+ days  ($)                                      5814636.93
   300+ days (%)                                            0.15%

Additional Balances on Existing Credit Lines
(draws - principal only)                            54,804,433.02
Principal Collections                              134,361,033.56
Defaulted Receivables                               33,126,554.82
Finance Charge  & Administrative Collections        62,781,795.25
Recoveries                                           1,196,122.00
Average Principal Balance                        3,947,471,354.82
Personal Homeowner Lines as % of Total Principal           30.11%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1
No. of PMTs Since Issuance:                                   16
Distribution Date:                                     14-Jul-98
Payment Date:                                          15-Jul-98
Collection Period Beginning:                           01-Jun-98
Collection Period Ending:                              30-Jun-98
Note and Certificate Accrual Beginning:                15-Jun-98
Note and Certificate Accrual Ending:                   15-Jul-98

PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation
Invested Amount                                             7.01%
OC Balance as % of Ending Participation Invested Amount     7.23%
OC Balance as % of Ending Participation Invested Amount
(3 month aver                                               6.81%
Does Early Amortization Start Based on OC/Part.
Invstd. Amt. Test                                           0.00
Is the MAP Over?                                            0.00
Is this the Early Amortization Period?                      0.00
Interest Allocation Percentage Calculation:
Numerator                                         679,896,802.40
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                      3,752,917,420.09
Applicable Interest Allocation Percentage                 17.22%
Principal Allocation Percentage Calculation:
Numerator                                         679,896,802.40
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                   3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                      3,757,644,456.93
Applicable Principal Allocation Percentage                17.22%
Default Allocation Percentage Calculation:
Numerator                                         679,896,802.40
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                    3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                       3,752,917,420.09
Default Allocation Percentage
(Floating Allocation Percentage)                          17.22%
Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount             14,957,729.65
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                              5,705,586.35
Excess of (i) 2.2% of Part. Inv. Amt.  over
(ii) Series Part. Interes                         9,252,143.30
Minimum Principal Amount                          9,252,143.30
Investor Principal Collections                    13,702,513.19
Investor Finance Charge and Admin. Collections
(4.11a)                                           11,019,302.60
Investor Allocated Defaulted Amounts              5,705,586.35
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance  679,896,802.40
Beginning Participation Invested Amount           679,896,802.40
Ending Participation Unpaid Principal Balance     660,488,702.85
Ending Participation Invested Amount              660,488,702.85
Beginning Participation Unpaid Principal
Balance x (PRIME-1.50%)                             4,230,468.99
Note Interest and Certificate Yield Amounts Due
Pursuant to Sec. 3.05                             3,107,191.94
Participation Invested Amount x 75bps per annum
prior to 4/98, 25bps                                   141,645.17
Participation Interest Distribution Amount           4,230,468.99
Application of Investor Finance Charges & Administrative
Collections:
Investor Finance Charge and Admin.
Collections (4.11a)                                 11,019,302.60
Servicing Fee if HFC is not the Servicer
(Sec. 4.11 (a)(i)                                           0.00
Series Participation Interest  Monthly Interest
(Sec. 4.11 (a)(ii))                                  4,230,468.99
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                                 5,705,586.35
Reimbursed  Series Particpation Interest Charge-Offs
(Sec. 4.11 (a)(i                                            0.00
Servicing Fee if HFC is the Servicer
(Sec. 4.11 (a)(v))                                   1,083,247.25
Excess (Sec. 4.11 (a)(vi)                                    0.00
Reconciliation Check                                        0.00
Series Participation Interest Monthly Principal     19,408,099.55
Beginning Unreimbursed Participation Interest
Charge-Offs                                                 0.00
Series Participation Interest Charge-Offs
(Sec. 4.12 (a))                                             0.00
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                0.00
Ending Unreimbursed Participation Interest Charge-Offs      0.00
Available Investor Principal Collections            19,408,099.55
Participation Interest Distribution Amount           4,230,468.99
Series Participation Interest Charge-Offs                   0.00
OWNER TRUST CALCULATIONS                                    0.00
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                            3,107,191.94
Excess Interest                                      1,123,277.05
Beginning Net Charge-Offs                                    0.00
Reversals                                                    0.00
+Available Investor Principal Collections           19,408,099.55
+Series Participation Interest Charge Offs                  0.00
+ Lesser of Excess Interest and Carryover Charge Offs       0.00
Optimum Monthly Principal                           19,408,099.55
Are the Notes Retired ?                                     0.00
Accelerated Principal Payment                          141,645.17
Beginning Class A-1 Security Balance               442,659,516.78
Beginning Class A-2 Security Balance                48,000,000.00
Beginning Class A-3 Security Balance                62,400,000.00
Beginning Class B Security Balance                  45,600,000.00
Beginning Certificate Security Balance              33,600,000.00
Beginning Overcollateralization Amount plus APP     47,778,930.79
Beginning Class A-1 Adjusted Balance               442,659,516.78
Beginning Class A-2 Adjusted Balance                48,000,000.00
Beginning Class A-3 Adjusted Balance                62,400,000.00
Beginning Class B Adjusted Balance                  45,600,000.00
Beginning Certficate Adjusted Balance               33,600,000.00
Beginning Overcollateralization Amount plus APP     47,778,930.79
Class A-1 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                         423,251,417.23
Class A-2 Balance After Payment pursuant to clause
in Sec 3.05 (a)(ii                                48,000,000.00
Class A-3 Balance After Payment pursuant to clause
in Sec 3.05 (a)(ii                                62,400,000.00
Class B Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii)(                       45,600,000.00
Certificate Balance After Payment pursuant to
clause in Sec. 3.05(a)(                           33,600,000.00
Class A-2 Minimum Adjusted Principal Balance      16,000,000.00
Class A-3 Minimum Adjusted Principal Balance      20,800,000.00
Class B Minimum Adjusted Principal Balance        15,200,000.00
Certificate Minimum Adjusted Principal Balance    11,200,000.00
Minimum Overcollateralization Amount              13,600,000.00
Certificate Minimum Balance Target                 6,671,596.39
Scheduled Certificate Payment to Certificate
Minimum Balance Target                            26,928,403.61
Class A-1 Targeted Balance                        343,454,125.48
Class A-2 Targeted Balance                        (13,748,421.46)
Class A-3 Targeted Balance                        24,115,109.91
Class B Targeted Balance                          24,461,536.68
Certificate Targeted Balance                      25,095,745.88
Class A-1:  Payment Required to get to Target     99,205,391.30
Class A-2:  Payment Required to get to Target
or Minimum Adjusted Bal                           32,000,000.00
Class A-3:  Payment Required to get to Target
or Minimum Adjusted Bal                           38,284,890.09
Class B: Payment Required to get to Target or
Minimum Adjusted Balanc                           21,138,463.32
Certificate: Payment Required to get to Target
or Minimum Adjusted Ba                            8,504,254.12
OC: Payment to get to Minimum
Overcollateralization Amount                       34,178,930.79
Section 3.05 Payment of Principal and Interest;
Defaulted Interest                                          0.00
Pay Certificate Yield in step (ii) (1= Yes)                 1.00
Remittances on the Participation                   23,638,568.54
Interest and Yield
(i)    Pay Class A-1 Interest Distribution -
          Sec. 3.05 (a)(i)(a)                       2,132,604.44
        Pay Class A-2 Interest Distribution -
          Sec. 3.05 (a)(i)(b)                          236,250.00
        Pay Class A-3 Interest Distribution -
          Sec. 3.05 (a)(i)(c)                          312,325.00
        Pay Class B Interest Distribution -
          Sec. 3.05 (a)(i)(d)                          239,637.50
        Pay Certificates the Certificate Yield -
          Sec. 3.05 (a)(i)(e)                          186,375.00

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal Balance -
          Sec. 3.05 (a)(ii
19,408,099.55
        Pay Class A-2 to Targeted Principal Balance -
          Sec. 3.05 (a)(i                                   0.00
        Pay Class A-3 to Targeted Principal Balance -
          Sec. 3.05 (a)(i                                   0.00
        Pay Class B to Targeted Principal Balance -
          Sec. 3.05 (a)(ii)                                 0.00
        ONLY Pay CertificateYield if not paid pursuant
          to Sec. 3.05 (                                    0.00

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal
          Balance - Sec. 3.05 (a)                           0.00
(iv)  Pay OC Remaining Optimal Monthly Principal
          Amount - Sec. 3.05 (                              0.00

Principal up to the Accelerated Principal Payment Amount
(v)   Pay Class A-1 to Targeted Principal Balance -
          Sec. 3.05 (a)(v)(                            141,645.17
        Pay Class A-2 to Targeted Principal Balance -
          Sec. 3.05 (a)(v                                   0.00
        Pay Class A-3 to Targeted Principal Balance -
          Sec. 3.05 (a)(v                                   0.00
        Pay Class B to Targeted Principal Balance -
          Sec. 3.05 (a)(v)(                                 0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)         0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)         0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)         0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h)           0.00

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)          0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)        0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)        0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)          0.00
        Pay Certificates up to Certificate Min.
     Bal. or zero - Sec. 3                                  0.00
        Pay HCLC Optimum Monthly Principal provided
          OC > zero - Sec.                                  0.00

(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)  981,631.88
Total Reconciliation Check                                  0.00
Accelerated Principal Reconciliation                        0.00
Optimum Monthly Principal Reconciliation                    0.00

BOND SUMMARY:
Beginning Class A-1 Note Security Balance          442,659,516.78
Beginning Class A-2 Note Security Balance          48,000,000.00
Beginning Class A-3 Note Security Balance          62,400,000.00
Beginning Class B     Note Security Balance        45,600,000.00
Beginning Certificate Security Balance            33,600,000.00
Beginning Overcollateralization Amount            47,637,285.62
Beginning Class A-1 Adjusted Balance              442,659,516.78
Beginning Class A-2 Adjusted Balance              48,000,000.00
Beginning Class A-3 Adjusted Balance              62,400,000.00
Beginning Class B    Adjusted Balance             45,600,000.00
Beginning Certficate  Adjusted Balance            33,600,000.00
Beginning Overcollateralization Amount            47,637,285.62
Ending Class A-1 Note Security Balance            423,109,772.06
Ending Class A-2 Note Security Balance            48,000,000.00
Ending Class A-3 Note Security Balance            62,400,000.00
Ending Class B    Note Security Balance           45,600,000.00
Ending Certificate Security Balance               33,600,000.00
Ending Overcollateralization Amount               47,778,930.79
Ending Class A-1 Adjusted Balance                 423,109,772.06
Ending Class A-2 Adjusted Balance                 48,000,000.00
Ending Class A-3 Adjusted Balance                 62,400,000.00
Ending Class B    Adjusted Balance                45,600,000.00
Ending Certficate  Adjusted Balance               33,600,000.00
Ending Overcollateralization Amount               47,778,930.79
Class A-1 Note Rate Capped at 12.5%                    5.781250%
Class A-2 Note Rate Capped at 14.0%                    5.906250%
Class A-3 Note Rate Capped at 14.0%                    6.006250%
Class B    Note Rate Capped at 14.0%                   6.306250%
Certificate Rate Capped at 15.0%                       6.656250%
Class A-1 Interest Due                            2,132,604.44
Class A-2 Interest Due                                 236,250.00
Class A-3 Interest Due                                 312,325.00
Class B Interest Due                                   239,637.50
Certificate Yield  Due                                 186,375.00
Class A-1 Interest Paid                           2,132,604.44
Class A-2 Interest Paid                                236,250.00
Class A-3 Interest Paid                                312,325.00
Class B Interest Paid                                  239,637.50
Certificate Yield Paid                                 186,375.00
Class A-1 Unpaid Interest                                   0.00
Class A-2 Unpaid Interest                                   0.00
Class A-3 Unpaid Interest                                   0.00
Class B     Unpaid Interest                                 0.00
Certificate Unpaid Yield                                    0.00
Class A-1 Principal Paid                            19,549,744.72
Class A-2 Principal Paid                                    0.00
Class A-3 Principal Paid                                     0.00
Class B    Principal Paid                                   0.00
Certificate    Principal Paid                               0.00
OC           Principal Paid                                 0.00
Beginning Class A-1 Net Charge-Off                          0.00
Beginning Class A-2 Net Charge-Off                          0.00
Beginning Class A-3 Net Charge-Off                          0.00
Beginning Class B    Net Charge-Off                         0.00
Beginning Certificate Net Charge-Off                        0.00
Beginning OC Net Charge-Off                                 0.00
Reversals Allocated to Class A-1                            0.00
Reversals Allocated to Class A-2                            0.00
Reversals Allocated to Class A-3                            0.00
Reversals Allocated to Class B                              0.00
Reversals Allocated to Certificates                         0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                     141,645.17
 Total Charge-Offs:                                         0.00
Charge-Offs Allocated to Class A-1                          0.00
Charge-Offs Allocated to Class A-2                          0.00
Charge-Offs Allocated to Class A-3                          0.00
Charge-Offs Allocated to Class B                            0.00
Charge-Offs Allocated to Certificates                       0.00
Charge-Offs Allocated to OC                                 0.00
Ending Class A-1 Net Charge-Off                             0.00
Ending Class A-2 Net Charge-Off                             0.00
Ending Class A-3 Net Charge-Off                             0.00
Ending Class B     Net Charge-Off                           0.00
Ending Certificate Net Charge-Off                           0.00
Ending OC Net Charge-Off                                    0.00
Bond Balance Reconciliation    (should equal $0.00)        (0.00)
Certificate Balance/Participation Invested
Amount (Beginning of Month                                4.942%
Designated Certificate / Certificate Security
(Balance Beginning of M                                   1.000%
Designated Certificate  - Beginning of Month           336,000.00
Principal Payments in Respect of  Designated
Certificate (Sec. 3.05 (                                    0.00
Designated Certificate  - End of Month                 336,000.00
Yield Payments in Respect of Designated Certificate
(Sec. 3.05 (a)(i)                                      1,863.75
Designated Certificateholder Accelerated
Principal Payments - Beginni                         6,837,285.62
Accelerated Principal Payment (Sec. 3.05 (v))          141,645.17
Payments to Holder of Designated Certificate in
respect to Acc. Prin.                                       0.00
Designated Certificateholder Accelerated
Principal Payments - Ending                         6,978,930.79
Designated Certificateholder Holdback
Amount (Beginning of Month)                         40,800,000.00
Payments to Designated Certificates in
Reduction of Holdback Amount (                              0.00
Designated Certificateholder Holdback
Amount (End of Month)                               40,800,000.00
Remaining Payments to Designated Certificates
(Sec. 3.05 paragraph fo                                     0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))          981,631.88

Monthly Security  Report
Household Consumer Loan Trust 1997-1
Distribution Date                                      14-Jul-98
Payment Date:                                          15-Jul-98
Collection Period Beginning                            01-Jun-98
Collection Period Ending:                              30-Jun-98
Note and Certificate Accrual Beginning:                15-Jun-98
Note and Certificate Accrual Ending:                   15-Jul-98
Ending Pool Principal Balance                    3,835,069,297.72
Series 1997-1 Participation Invested Amount        660,488,702.85
Seller Amount                                      189,376,631.32
Remittances on the Participation                    23,638,568.54
Optimum Monthly Principal                           19,408,099.55
Accelerated Principal Payment                          141,645.17
Beginning Class A-1 Note Security Balance          442,659,516.78
Beginning Class A-2 Note Security Balance           48,000,000.00
Beginning Class A-3 Note Security Balance           62,400,000.00
Beginning Class B Note Security Balance             45,600,000.00
Beginning Certificate Security Balance              33,600,000.00
Beginning Overcollateralization Amount              47,637,285.62
Beginning Class A-1 Adjusted Balance               442,659,516.78
Beginning Class A-2 Adjusted Balance                48,000,000.00
Beginning Class A-3 Adjusted Balance                62,400,000.00
Beginning Class B Adjusted Balance                  45,600,000.00
Beginning Certificate  Adjusted Balance             33,600,000.00
Beginning Overcollateralization Amount              47,637,285.62
Ending Class A-1 Note Security Balance             423,109,772.06
Ending Class A-2 Note Security Balance              48,000,000.00
Ending Class A-3 Note Security Balance              62,400,000.00
Ending Class B Note Security Balance                45,600,000.00
Ending Certificate Security Balance                 33,600,000.00
Ending Overcollateralization Amount                 47,778,930.79
Ending Class A-1 Adjusted Balance                  423,109,772.06
Ending Class A-2 Adjusted Balance                   48,000,000.00
Ending Class A-3 Adjusted Balance                   62,400,000.00
Ending Class B Adjusted Balance                     45,600,000.00
Ending Certificate  Adjusted Balance                33,600,000.00
Ending Overcollateralization Amount                 47,778,930.79
Class A-1 Note Rate Capped at 12.5%                     5.781250%
Class A-2 Note Rate Capped at 14.0%                     5.906250%
Class A-3 Note Rate Capped at 14.0%                     6.006250%
Class B    Note Rate Capped at 14.0%                    6.306250%
Certificate Rate Capped at 15.0%                        6.656250%
Class A-1 Interest Due                               2,132,604.44
Class A-2 Interest Due                                 236,250.00
Class A-3 Interest Due                                 312,325.00
Class B Interest Due                                   239,637.50
Certificate Yield  Due                                 186,375.00
Class A-1 Interest Paid                              2,132,604.44
Class A-2 Interest Paid                                236,250.00
Class A-3 Interest Paid                                312,325.00
Class B Interest Paid                                  239,637.50
Certificate Yield Paid                                 186,375.00
Class A-1 Unpaid Interest                                   0.00
Class A-2 Unpaid Interest                                   0.00
Class A-3 Unpaid Interest                                   0.00
Class B Unpaid Interest                                     0.00
Cetificate Unpaid Yield                                      0.00
Class A-1 Principal Paid                            19,549,744.72
Class A-2 Principal Paid                                    0.00
Class A-3 Principal Paid                                    0.00
Class B Principal Paid                                      0.00
Certificate  Principal Paid                                 0.00
OC Principal Paid                                           0.00
Beginning Class A-1 Net Charge-Off                          0.00
Beginning Class A-2 Net Charge-Off                          0.00
Beginning Class A-3 Net Charge-Off                          0.00
Beginning Class B Net Charge-Off                            0.00
Beginning Certificate Net Charge-Off                        0.00
Beginning OC Net Charge-Off                                 0.00
Reversals Allocated to Class A-1                            0.00
Reversals Allocated to Class A-2                            0.00
Reversals Allocated to Class A-3                            0.00
Reversals Allocated to Class B                              0.00
Reversals Allocated to Certificates                         0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                     141,645.17
 Total Charge-Offs:                                         0.00
Charge-Offs Allocated to Class A-1                          0.00
Charge-Offs Allocated to Class A-2                          0.00
Charge-Offs Allocated to Class A-3                          0.00
Charge-Offs Allocated to Class B                            0.00
Charge-Offs Allocated to Certificates                       0.00
Charge-Offs Allocated to OC                                 0.00
Ending Class A-1 Net Charge-Off                             0.00
Ending Class A-2 Net Charge-Off                             0.00
Ending Class A-3 Net Charge-Off                             0.00
Ending Class B Net Charge-Off                               0.00
Ending Certificate Net Charge-Off                           0.00
Ending OC Net Charge-Off                                    0.00
Interest paid per $1,000 Class A-1                      2.922978
Principal paid per $1,000 Class A-1                    26.795154
Interest paid per $1,000 Class A-2                     4.921875
Principal paid per $1,000 Class A-2                    0.000000
Interest paid per $1,000 Class A-3                     5.005208
Principal paid per $1,000 Class A-3                    0.000000
Interest paid per $1,000 Class B                       5.255208
Principal paid per $1,000 Class B                      0.000000
Yield Paid per $1,000 Certificate                      5.546875
Principal Paid per $1,000 Certificate                  0.000000

Bloomberg Summary
Household Consumer Loan Trust 1997-1
Due Period
Jun-98
Monthly Payment Rate (including charge offs)                4.24%
Monthly Draw Rate                                           1.39%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield                                      19.45%
Annualized Gross Losses                                    10.07%
Annualized Portfolio Yield                                  9.38%
Weighted Coupon                                             5.90%
Excess Servicing                                            3.48%
Ending Overcollateralization Percentage (3 mo avg)          7.01%
Trigger Level                                               4.25%
Excess Overcollateralization                                2.76%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               5.46%
      60-89 days (Del Stat 2)                               1.93%
      90+ days (Del Stat 3+)                                7.35%
Total Participation Balance (ending)               660,488,702.85